UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

Ocuphire Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 11, 2024 at 4 P.M. ET
To register to attend the virtual Annual Meeting, please visit http://www.viewproxy.com/ocuphire/2024/ before 11:59 PM EST on June 9, 2024.

OCUPHIRE PHARMA, INC.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice of Annual Meeting and Proxy Statement and 2023 Annual Report to Stockholders are available at: http://www.viewproxy.com/ocuphire/2024.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 4, 2024 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of Ocuphire Pharma, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Ocuphire Pharma, Inc. will be held on June 11, 2024 at 4 P.M. ET for the following purposes:

1. Election of Directors:
   Nominees:
   01 Sean Ainsworth 02 Susan Benton 03 Cam Gallagher 04 Dr. George Magrath
   05 James Manuso 06 Dr. Jay Pepose 07 Richard Rodgers
2. Ratification of the appointment of Ernst & Young, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.
3. Approval, on an advisory basis, of the compensation of the Company's named executive officers.
4. Approval, pursuant to the Nasdaq listing rules, of the potential issuance of shares of common stock to Lincoln Park Capital Fund, LLC in excess of 19.99% of the Company's outstanding common stock.
5. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for the exculpation of officers.
6. Approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 75 million shares to 125 million shares.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The Board recommends a vote FOR all nominees listed in Proposal 1, and FOR Proposals 2, 3, 4, 5 and 6.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Proxy materials for this annual meeting and future meetings may be requested by one of the following methods:

INTERNET — To view your proxy materials online, go to http://www.viewproxy.com/ocuphire/2024. Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE — 877-777-2857 TOLL FREE

E-MAIL — requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting proxy materials.

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